UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                               -------------

                                  FORM 8-K

                               -------------

                               CURRENT REPORT

                            --------------------

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               Date of Report
                     (Date of earliest event reported)
                               July 21, 2003

                  ---------------------------------------

                      Commission File Number:  0-50073


                 LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.
     (Exact name of small business issuer as specified in its charter)

          NEVADA                              87-0576481
(State of incorporation)               (I.R.S. EMPLOYER ID NO.)

          4423 South 1800 West
              Roy, Utah                                        84067
 (Address of principal executive offices)                    (Zip Code)


                               (801) 732-1464
              (Issuer's telephone number, including area code)




                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)



Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Hansen, Barnett & Maxwell, independent certified public accountantsof Salt Lake City, Utah, audited the consolidated balance sheets of Lighten Up Enterprises International, Inc., a Nevada corporation, and subsidiary (the "Company")(a development stage company) as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended and for the period from June 25, 1996 (date of inception) through December 31, 2002.

          On July 15, 2003, management of the Company met with L. Rex Andersen of Sellers & Andersen, CPAs, in Salt Lake City, Utah, for the purpose of determining whether Sellers & Andersen would be interested in becoming the Company's new independent auditors. After such meeting, the Board of Directors decided to dismiss Hansen, Barnett & Maxwell and retain Sellers & Andersen as the Company's independent auditors. The Board of Directors notified Hansen, Barnett & Maxwell of the Board's decision to change auditors on July 21, 2003.

          At the meeting with Sellers & Andersen, or prior thereto, no one representing the Company consulted with Sellers & Andersen regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and Sellers & Andersen had not provided the Company or someone on its behalf either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

          During the two years ended December 31, 2002 and during the subsequent period through July 15, 2003, the reports of Hansen, Barnett & Maxwell did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Hansen, Barnett & Maxwell expressed that there was substantial doubt about the Company's ability to continue as a going concern.

          During the two years ended December 31, 2002 and during the subsequent period through July 15, 2003, there were no disagreements between the Company and Hansen, Barnett & Maxwell, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

          The Company has provided Hansen, Barnett & Maxwell with a copy of the disclosure provided under this caption of this Report, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.


Description of Exhibit                         Exhibit Number
----------------------                          --------------

Letter on change in certifying accountant            16

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.


                                 SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            LIGHTEN UP ENTERPRISES INTERNATIONAL, INC., Issuer


                            /s/ Gary C. Lewis
                            ---------------------------------
                            By:     Gary C. Lewis
                            Its:    President and Chairman of the Board
                            Dated:  July 21, 2003